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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We consent to the incorporation by reference in the registration statement of Perot Systems Corporation on Form S-8 (File No. 333-30401) of our report dated March 25, 1998 on our audits of the consolidated financial statements of Perot Systems Corporation as of December 31, 1997 and 1996, and for the years ended December 31, 1997, 1996 and 1995.




                                                    /s/ Coopers & Lybrand L.L.P.

Dallas, Texas
March 30, 1998